                                                                    EXHIBIT 10.1

                             AMENDED AND RESTATED
                           PLAYBOY ENTERPRISES, INC.
                           1995 STOCK INCENTIVE PLAN

     Playboy Enterprises, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), hereby adopts this Amended and Restated Playboy Enterprises, Inc. 1995 Stock Incentive Plan.

     The purposes of this Plan are as follows:

     (1) To further the growth, development and financial success of the Company by providing additional incentives to certain of its key employees through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

     (2) To enable the Company to obtain and retain the services of key employees considered essential to the long-range success of the Company by providing and offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     Whenever the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.

Section 1.1 - Board.  "Board" shall mean the Board of Directors of the Company.
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Section 1.2 - Change of Control.  "Change of Control" shall mean the occurrence
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of any of the following events: (i) except in a transaction described in clause
(iii) below, Hugh M. Hefner, Christie Hefner, the Hugh M. Hefner 1991 Trust (for so long as Hugh M. Hefner and Christie Hefner are joint trustees or one of them is sole trustee), and the Hugh M. Hefner Foundation (for so long as Hugh M. Hefner and Christie Hefner are joint trustees or one of them is sole trustee) cease collectively to own a majority of the total number of votes that may be cast for the election of directors of the Company; or (ii) a sale of Playboy
                                                                     -------
magazine by the Company; or (iii) the liquidation or dissolution of the Company, or any merger, consolidation or other reorganization involving the Company unless (x) the merger, consolidation or other reorganization is initiated by the Company, and (y) is one in which the stockholders of the Company immediately prior to such reorganization become the majority stockholders of a successor or ultimate parent corporation of the Company resulting from such reorganization and (z) in connection with such event, provision is made for an assumption of outstanding Options and rights or a substitution thereof of a new Option or right in such successor or ultimate parent of substantially equivalent value.
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Section 1.3 - Code.  "Code" shall mean the Internal Revenue Code of 1986, as
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amended.

Section 1.4 - Committee.  "Committee" shall mean a committee of the Board of
-----------   ---------
Directors comprised of persons who are both non-employee directors within the meaning of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, as such rule or its equivalent is then in effect ("Rule 16b-3") and "outside directors" within the meaning of Section 162(m) of the Code.

Section 1.5 - Common Stock.  "Common Stock" shall mean the Class B Common Stock,
-----------   ------------
par value $.01 per share, of the Company.

Section 1.6 - Company.  "Company" shall mean Playboy Enterprises, Inc., a
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Delaware Corporation.

Section 1.7 - Deferred Stock.  "Deferred Stock" shall mean Common Stock awarded
-----------   --------------
under Article VII of the Plan.

Section 1.8 - Director.  "Director" shall mean a member of the Board.
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Section 1.9 - Employee.  "Employee" shall mean any officer or other employee (as
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defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary.

Section 1.10 - ERISA.  "ERISA" shall mean the Employment Retirement Income
------------   -----
Security Act of 1974, as amended.

Section 1.11 - Exchange Act.  "Exchange Act" shall mean the Securities Exchange
------------   ------------
Act of 1934, as amended.

Section 1.12 - Grantee.  "Grantee" shall mean an Employee granted a Performance
------------   -------
Award, Stock Payment, Section 162(m) Performance Award, Section 162(m) Stock Payment, or an award of Deferred Stock or Section 162(m) Deferred Stock, under this Plan.

Section 1.13 - Incentive Stock Option.  "Incentive Stock Option" shall mean an
------------   ----------------------
Option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

Section 1.14 - Non-Qualified Option.  "Non-Qualified Option" shall mean an
------------   --------------------
Option which is not designated as an Incentive Stock Option by the Committee.

Section 1.15 - Officer.  "Officer" shall mean an officer of the Company.
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Section 1.16 - Option.  "Option" shall mean a stock option granted under Article
------------   ------
III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option.

Section 1.17 - Optionee.  "Optionee" shall mean an Employee to whom an Option is
------------   --------
granted under the Plan.

Section 1.18 - Performance Award.  "Performance Award" shall mean a cash bonus,
------------   -----------------
stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VII of this Plan.

Section 1.18A - Performance Criteria.  "Performance Criteria" shall mean
-------------   --------------------
objective, performance criteria established pursuant to this Plan with respect to awards of Section 162(m) Restricted Stock, Section 162(m) Performance Awards,
Section 162(m) Stock Payments and Section 162(m) Deferred Stock. Performance Criteria shall be measured in terms of one or more of the following objectives, described as such objectives relate to corporation-wide objectives or objectives that are related to the performance of the individual Employee or of the Subsidiary, division, department or function with the Company or Subsidiary in which the participant is employed:

     (i) market value;

     (ii) book value;

     (iii) earnings per share;

     (iv) market share;

     (v) operating profit;

     (vi) net income;

     (vii) cash flow;

     (viii) return on capital;

     (ix) return on assets;

     (x) return on equity;

     (xi) margins;

     (xii) shareholder return;

     (xiii) sales or product volume growth;

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     (xiv) productivity improvement; or

     (xv) costs or expenses.

Each grant of Section 162(m) Restricted Stock, Section 162(m) Performance Awards, Section 162(m) Stock Payments, and Section 162(m) Deferred Stock shall specify the Performance Criteria to be achieved, a minimum acceptable level of achievement below which no payment or award will be made, and a formula for determining the amount of any payment or award to be made if performance is at or above the minimum acceptable level but fall short of full achievement of the specified Performance Criteria.

If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Criteria to be unsuitable, the Committee may modify such Performance Criteria or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable; provided, however, that no such modification shall be made if the effect would be to cause the award to fail to qualify for the performance-based compensation exception to Section 162(m) of the Code. In addition, at the time the award subject to Performance Criteria is made and performance goals established, the Committee is authorized to determine the manner in which the Performance Criteria will be calculated or measured to take into account certain factors over which the Employees have no or limited control including market related changes in inventory value, changes in industry margins, changes in accounting principles, and extraordinary charges to income.

Section 1.19 - Plan.  "Plan" shall mean the Amended and Restated Playboy
------------   ----
Enterprises, Inc. 1995 Stock Incentive Plan.

Section 1.20 - Restricted Stock.  "Restricted Stock" shall mean Common Stock
------------   ----------------
awarded under Article VII of this Plan.

Section 1.21 - Restricted Stockholder.  "Restricted Stockholder" shall mean an
------------   ----------------------
Employee granted an award of Restricted Stock under Article VI of this Plan.

Section 1.22 - Secretary.  "Secretary" shall mean the Secretary of the Company.
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Section 1.22A - Section 162(m) Deferred Stock.  "Section 162(m) Deferred Stock"
-------------   -----------------------------
shall mean Common Stock awarded under Article VII-A of this Plan.

Section 1.22B - Section 162(m) Performance Award.  "Section 162(m) Performance
-------------   --------------------------------
Award" shall mean a cash bonus, stock bonus, or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under
Article VII-A of this Plan.

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Section 1.22C - Section 162(m) Restricted Stock.  "Section 162(m) Restricted
-------------   -------------------------------
Stock" shall mean Common Stock awarded under Section VI-A of this Plan.

Section 1.22D - Section 162(m) Restricted Stockholder.  "Section 162(m)
-------------   -------------------------------------
Restricted Stockholder" shall mean an Employee granted an award of Section 162(m) Restricted Stock under Article VI-A of this Plan.

Section 1.22E - Section 162(m) Stock Payment.  "Section 162(m) Stock Payment"
-------------   ----------------------------
shall mean (i) a payment in the form of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee in cash, awarded under Article VII-A of this Plan.

Section 1.23 - Securities Act.  "Securities Act" shall mean the Securities Act
------------   --------------
of 1933, as amended.

Section 1.24 - Stock Payment.  "Stock Payment" shall mean (i) a payment in the
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form of shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee in cash, awarded under Article VII of this Plan.

Section 1.25 - Subsidiary.  "Subsidiary" shall mean any corporation in an
------------   ----------
unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.26 - Termination of Employment.  "Termination of Employment" shall
------------   -------------------------
mean the time when the employee-employer relationship between the Optionee, Grantee, Restricted Stockholder, or Section 162(m) Restricted Stockholder and the Company or any Subsidiary is terminated, voluntarily or involuntarily, for any reason, with or without Cause (as defined below), including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement, but excluding any termination where there is a simultaneous reemployment by the Company or a Subsidiary. The Committee, subject to the definition of Cause below, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. For purposes of the Plan, "Cause" shall mean an Employee's (a) gross negligence in the performance of the responsibilities of such Employee's office or position; (b) any act of dishonesty or moral turpitude materially adversely affecting the Company or the Company's reputation; (c) commission of any other willful or intentional act that could reasonably be expected to injure materially the reputation, business or business relationships of the Company or any Subsidiary; or (d) conviction of a felony or of any crime involving moral turpitude, fraud or misrepresentation.

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN
                             ----------------------

Section 2.1 - Shares Subject to Plan
-----------   ----------------------

     (a) The shares of stock subject to Options, or awards of Restricted Stock,
Section 162(m) Restricted Stock, Performance Awards, Section 162(m) Performance Awards, Deferred Stock, Section 162(m) Deferred Stock, Stock Payments, or
Section 162(m) Stock Payments shall be Common Stock. The aggregate number of shares which may be issued upon exercise of such Options or rights or upon any such awards under the Plan shall not exceed 1,803,000 shares of Common Stock.

     (b) The maximum number of shares of Common Stock which may be subject to Options, rights or other awards granted under the Plan to any Employee in any calendar year shall not exceed 250,000, and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code. The shares of Common Stock issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

     (c) With regard to Section 162(m) Performance Awards that are cash bonuses or other performance or incentive awards expressed as cash awards (without regard to whether such bonuses or awards are ultimately paid in the form of cash, stock, or a combination of both as described in Section 7.7A), an Employee may not be granted during any calendar year such Section 162(m) Performance Awards in an amount in excess of $1,000,000.


Section 2.2 - Unexercised Options and Awards
-----------   ------------------------------

     If any Option, or other right to acquire shares of Common Stock under any other award under this Plan, expires or is cancelled without having been fully exercised (including Restricted Stock, Section 162(m) Restricted Stock or any other award that is forfeited before applicable vesting requirements are met or transfer restrictions have lapsed), the number of shares subject to such Option or other right but as to which such Option or other right was not exercised (or vested or delivered without restriction, as the case may be) prior to its expiration or cancellation may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1.

Section 2.3 - Adjustments in Outstanding Options or Rights
-----------   --------------------------------------------

     Subject to Section 4.2(c), in the event that the outstanding shares of the Common Stock subject to Options or other rights are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of a recapitalization, reclassification, stock split, stock dividend or combination of shares or similar transaction, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options or rights, or portions thereof then unexercised, shall be exercisable, so that the Optionee's, Grantee's, Restricted Stockholder's or Section 162(m) Restricted Stockholder's proportionate interest shall be maintained. Such adjustment shall be made without change in the total price applicable to the unexercised portion of the Option or right (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in price per share; provided, however, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. Any such adjustment made by the Committee shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, Section 162(m) Restricted Stockholders, the Company or any Subsidiary, their representatives and all other interested persons. Such adjustments will also be made in determining Section 2.1 limitations on maximum number and kind of shares which may be issued on exercise of Options, Restricted Stock, Section 162(m) Restricted Stock or other awards. The shares of Class B Common Stock reserved under this Plan will be reduced as Options, Restricted Stock, Section 162(m) Restricted Stock or other awards are granted or issued so that the aggregate number of any single Class of Stock will never exceed the total amount of shares authorized under the Plan.

                                  ARTICLE III

                              GRANTING OF OPTIONS
                              -------------------

Section 3.1 - Eligibility
-----------   -----------

     Any key Employee of the Company or a Subsidiary except Hugh M. Hefner shall be eligible to be granted Options.

Section 3.2 - Qualification of Incentive Stock Options.
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     No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code. Without limitation of the foregoing, no person shall be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

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Section 3.3 - Granting of Options
-----------   -------------------

     (a)  The Committee shall from time to time, in its absolute discretion:

              (i) Determine which Employees are "key Employees" and select from among the key Employees (including those to whom Options and/or rights have been previously granted under the Plan or any other stock option or other plan of the Company) such of them as in its opinion should be granted Options; and

              (ii) Determine for each Employee the number of shares to be subject to such Options; and

              (iii) Determine whether such Options are to be Incentive Stock Options or Non-Qualified Options; and

              (iv) Determine the terms and conditions of such Options, consistent with the Plan.

     (b) Upon the selection of a key Employee to be granted an Option, the Committee shall instruct the Secretary or other authorized officer to execute and deliver a Stock Option Agreement, and may impose such conditions on the grant of such Option as it deems appropriate, not inconsistent with this Plan. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee that the Employee surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock,
Section 162(m) Restricted Stock, Deferred Stock or Section 162(m) Deferred Stock, Performance Awards, Section 162(m) Performance Awards, Stock Payments or
Section 162(m) Stock Payments or other rights which have been previously granted to him. An Option, the grant of which is conditioned upon such surrender may have an Option price lower (or higher) than the Option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, Option period or any other term or condition of such surrendered Option or award.

     (c) Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

                                  ARTICLE IV

                               TERMS OF OPTIONS
                               ----------------

Section 4.1 - Option Price
-----------   ------------

     (a) The price of the shares subject to each Non-Qualified Option shall not be less than 100% of the fair market value of such shares at the end of the business day immediately preceding the day such Option is granted.

     (b) For purposes of the Plan, the fair market value ("Fair Market Value") of a share of the Company's Common Stock as of a given date shall be: (i) the closing price of a share of such class of the Company's Common Stock on the principal exchange on which shares of the Company's Common Stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the Company's Common Stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Company's Common Stock on the day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if such Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Company's Common Stock, on the day previous to such date, as determined in good faith by the Committee; or
(iv) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

     (c) The price of the shares subject to Incentive Stock Options shall not be less than the greater of (i) 100% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted, or (ii) 110% of the fair market value of a share of Common Stock on the date such Incentive Stock Option is granted in the case of an individual then owning (within the meaning of section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary.

Section 4.2 - Commencement of Exercisability;  Change of Control
-----------   --------------------------------------------------

     (a) Subject to the provisions of Sections 4.2(b) and 9.3, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.2(b) and 9.3 and except in connection with a Change of Control, accelerate the time at which such Option or any portion thereof may be exercised; provided further, that, to the extent necessary for this Plan to meet the requirements of Rule 16b-3, no Option granted hereunder shall be exercisable for at least six months (or such other period as may be specified in said Rule) after such Option is granted.

     (b) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Stock Option Agreement or in a resolution adopted following the grant of the Option. Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment of the Optionee, or amend any other term or condition of such Option relating to such a termination.

     (c) If an Optionee is terminated without Cause less than one (1) year after a Change of Control specified in clause (i) or (ii) of the definition thereof, unless the terms of any Option specifically exclude such right, the Optionee shall have the right to exercise such Optionee's Option until expiration thereof pursuant to Section 4.3(a)(ii) with respect to all vested installments of such Option, and with respect to the next installment (if any) of such Option that was unvested on the date of such Termination of Employment.

     Not less than ninety (90) days prior to the effective date of any Change of Control specified in clause (iii) of the definition of such term, the Committee shall give the Employee notice of such event if the Option has then neither been fully exercised nor become unexercisable under Section 4.3, and shall specify in such notice a date prior to the effective date of such event when this Option shall be exercisable with respect to all vested installments thereof, and with respect to the next installment (if any) of such Option that is unvested on the date of such Change of Control.

     (d) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.2(d), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

Section 4.3 - Expiration of Options
-----------   ---------------------

     (a) Unless an Option expires earlier pursuant to the terms of a Stock Option Agreement, each Option may be exercised any time until the first of the following events, after which such Option will become unexercisable:

              (i) The expiration of ten (10) years from the date the Option was granted if the Employee is still employed by the Company or any Subsidiary; or

             (ii) The expiration of three (3) months from the Employee's Termination of Employment if such Termination of Employment results from such Employee's retirement, or such Employee's being discharged not for Cause, unless the Employee dies within said three-month period; or

            (iii) The effective date of (i) a Termination of Employment for Cause, (ii) the Employee's resignation, or (iii) a Change of Control specified in clause (iii) of the definition of such term; or

             (iv) In the case of an Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one (1) year from the date of the Optionee's Termination of Employment; provided, however, that this subsection (iv) shall not apply if the Optionee dies within said one-year period; or

              (v)  One (1) year from the date of the Optionee's death.

         (b) Subject to the provisions of Section 4.3(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment for any reason.

         (c) The term of any Incentive Stock Option shall not be more than five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary.

Section 4.4 - No Right to Continued Employment
-----------   --------------------------------

         Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company or any Subsidiary or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any of its Subsidiaries, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without Cause.

                                   ARTICLE V

                              EXERCISE OF OPTIONS
                              -------------------

Section 5.1 - Person Eligible to Exercise
-----------   ---------------------------

          (a) Subject to 5.1(b), during the lifetime of the Optionee, only such Optionee (or the spouse or former spouse of such Optionee following transfer of the Option pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder) may exercise an Option (or any portion thereof) granted to such Optionee. After the death of the Optionee, any exercisable portion of an Option may, within the time frame allowed, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution. To the extent Rule 16b-3 as then in effect permits transfers of Options other than as provided in this Section 5.1(a), the Committee may by resolution amend this Section 5.1(a) or the terms of outstanding options to reflect such other transfer limitation requirements, in the Committee's discretion.

          (b) Should the Optionee be determined under applicable law to have become a disabled person or the equivalent thereof, the Option may, prior to the time when the Option becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by the Optionee's guardian or by any other person empowered to do so under applicable laws of guardianship. For purposes of this section 5.1(b), "disabled person" shall mean a person who (i) because of mental deterioration or physical incapacity is not fully able to manage such person's person or estate or (ii) is mentally ill and who because of such person's mental illness is not fully able to manage such person's person or estate.

Section 5.2 - Partial Exercise
-----------   ----------------

          An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee may require that, by terms of the Option, a partial exercise be with respect to a minimum number of shares.

Section 5.3 - Manner of Exercise
-----------   ------------------

          All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or the Secretary's office:

          (a) A written notice signed by the Optionee (or other person then entitled to exercise such Option or portion), stating that such Option or portion thereof is being exercised and such notice complies with all applicable rules established by the Committee; and

          (b)  Payment in full for the exercised shares:

               (i)  In cash or by certified or cashier's check; or

              (ii) In shares of the same class of the Company's Common Stock owned by the Optionee. These shares must be duly endorsed for transfer to the Company and will be credited at the Fair Market Value on the date of delivery; or

             (iii) With the consent of the Committee and at the sole discretion of the Company, by a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code or successor provision) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. No Option may, however, be exercised by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

              (iv) Any combination of the consideration provided in the foregoing subsections (i), (ii), and (iii); or

               (v) To the extent permitted by law (including then existing interpretations of Rule 16b-3) a "cashless exercise procedure" satisfactory to the Committee which permits the Optionee to deliver an exercise notice to a broker-dealer, who then sells the Option shares, delivers the exercise price and withholding taxes to the Company and delivers the excess funds less commission and withholding taxes to the Optionee; and

          (c) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

          (d) Appropriate proof of the right of such person or persons to exercise the option or portion thereof in the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee; and

          (e) Full payment of all amounts which, under federal, state or local law, it is required to withhold upon exercise of the Option. With the consent of the Committee, (i) shares of the Company's Common Stock owned by the Employee duly endorsed for transfer or (ii) subject to the timing requirements of Section 5.4, shares of the Company's Common Stock issuable to the Employee upon exercise of the Option, valued in accordance with Section 4.1(b) of the Plan at the date of Option exercise, may be used to make all or part of such payment.

Section 5.4 - Certain Timing Requirements
-----------   ---------------------------

          At the discretion of the Committee shares of Common Stock issuable to the Optionee upon exercise of the Option may be used to satisfy the Option exercise price or the tax withholding consequences of such exercise, in the case of persons subject to Section 16 of the Exchange Act and to the extent such limitation is required by Rule 16b-3, as then in effect, only (i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date or (ii) pursuant to an irrevocable written election by the Optionee to use shares of Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes made at least six months prior to the payment of such Option price or withholding taxes.

Section 5.5 - Additional Conditions to Issuance of Stock Certificates
-----------   -------------------------------------------------------

          The shares of Common Stock issuable and deliverable upon the exercise of an Option shall be fully paid and non-assessable. In addition to satisfaction of the conditions specified in Sections 5.3 and 5.4, the Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

          (b) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

          (c) The lapse of such reasonable period of time following the exercise of the Option as the Committee or Board may establish from time to time for reasons of administrative convenience.

Section 5.6 - Rights as Stockholders
-----------   ----------------------

          The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders or the Company's stock record books reflect the Optionee as a stockholder pursuant to any book entry procedure approved by the Secretary.

          The Committee, in its absolute discretion, may impose such other restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such other restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock, acquired by exercise of an Incentive Stock Option, within (i) two years from the date of granting such Option or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

                                   ARTICLE VI

                           AWARD OF RESTRICTED STOCK
                           -------------------------

Section 6.1 - Award of Restricted Stock
-----------   -------------------------

          (a) The Committee shall from time to time, in its absolute discretion:

               (i) Select from among the key Employees (including Employees who have previously received other awards under this Plan or any other stock option plan of the Company) such of them as in its opinion should be awarded Restricted Stock; and

              (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

          (b) In all cases, legal consideration meeting the requirements of Delaware law shall be required for each issuance of Restricted Stock.

          (c) Upon the selection of a key Employee to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

Section 6.2 - Restricted Stock Agreement
-----------   --------------------------

          Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected key Employee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

Section 6.3 - No Right to Continued Employment
-----------   --------------------------------

          Nothing in this Plan or in any Restricted Stock Agreement hereunder shall confer on any Restricted Stockholder any right to continue in the employ of the

Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without good cause.

Section 6.4 - Rights as Stockholders
-----------   ----------------------

              Upon delivery of any shares of Restricted Stock that are certificated to the escrow holder pursuant to Section 6.7, and upon issuance thereof, if uncertificated, the Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in the Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the
                                         --------  -------
discretion of the Committee, any extraordinary distribution with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.5.

Section 6.5 - Restrictions
-----------   ------------

              All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company or a Subsidiary, Company performance, individual performance, or a change of control; provided, however, that by a resolution adopted after the
                   --------  -------
Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Committee, if no consideration (other than services) was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder's rights in unvested Restricted Stock shall lapse upon Termination of Employment for any reason at any time or prior to any date the Committee may establish.

Section 6.6 - Repurchase of Restricted Stock
-----------   ------------------------------

              If consideration (other than services) was paid for Restricted Stock, the Committee shall provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Employment at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock or such other price as may be specified in the Restricted Stock Agreement; provided, however, that provision may be made in the Restricted
                 --------  -------
Stock Agreement in the Committee's discretion that no such right of repurchase shall exist in the event of a Termination of Employment without

Cause, or following a Change in Control of the Company or because of the Restricted Stockholder's retirement, death or disability, or otherwise.

Section 6.7 - Escrow
-----------   ------

          The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed (or the Secretary shall establish book entry procedures sufficient to prevent unauthorized transfers of the Restricted Stock).

Section 6.8 - Legend
-----------   ------

              In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all certificated shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, or stop transfer instructions with respect to book entry procedures, which legend, legends or instructions shall make appropriate reference to the conditions imposed hereby.


                                  ARTICLE VI-A

                    AWARD OF SECTION 162(m) RESTRICTED STOCK
                    ----------------------------------------

Section 6.1A - Award of Section 162(m) Restricted Stock
------------   ----------------------------------------

               (a) The Committee shall from time to time, in its absolute discretion:

                   (i) Select from among the key Employees (including Employees who have previously received other awards under this Plan or any other stock option plan of the Company) such of them as in its opinion should be awarded Section 162(m) Restricted Stock; and

                   (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Section 162(m) Restricted Stock, consistent with this Plan.

               (b) In all cases, legal consideration meeting the requirements of Delaware law shall be required for each issuance of Section 162(m) Restricted Stock.

               (c) Upon the selection of a key Employee to be awarded Section 162(m) Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Section 162(m) Restricted Stock and may impose such conditions on the issuance of such Section 162(m) Restricted Stock as it deems appropriate.

Section 6.2A - Section 162(m) Restricted Stock Agreement
------------   -----------------------------------------

               Section 162(m) Restricted Stock shall be issued only pursuant to a written Section 162(m) Restricted Stock Agreement, which shall be executed by the selected key Employee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

Section 6.3A - No Right to Continued Employment
------------   --------------------------------

               Nothing in this Plan or in any Section 162(m) Restricted Stock Agreement hereunder shall confer on any Section 162(m) Restricted Stockholder any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Section 162(m) Restricted Stockholder at any time for any reason whatsoever, with or without good cause.

Section 6.4A - Rights as Stockholders
------------   ----------------------

               Upon delivery of any shares of Section 162(m) Restricted Stock that are certificated to the escrow holder pursuant to Section 6.7A, and upon issuance thereof, if uncertificated, the Section 162(m) Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in the
Section 162(m) Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extra ordinary
--------  -------
distribution with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.5A.

Section 6.5A - Restrictions
------------   ------------

               All shares of Section 162(m) Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Section 162(m) Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual
Section 162(m) Restricted Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability. The Section 162(m) Restricted Stock Agreement shall provide that a Section 162(m) Restricted Stockholder's rights in Section 162(m) Restricted Stock shall not vest unless one or more specified Performance Criteria established by the Committee shall have been achieved. Section 162(m) Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Committee, if no consideration (other than services) was paid by the Section 162(m) Restricted Stockholder upon issuance, a Section 162(m) Restricted Stockholder's rights in unvested Section 162(m) Restricted Stock shall lapse upon Termination of Employment for any reason at any time or prior to any date the Committee may establish.

Section 6.6A - Repurchase of Section 162(m) Restricted Stock
------------   ---------------------------------------------

               If consideration (other than services) was paid for Section 162(m) Restricted Stock, the Committee shall provide in the terms of each individual Section 162(m) Restricted Stock Agreement that the Company shall have the right to repurchase from the Section 162(m) Restricted Stockholder the
Section 162(m) Restricted Stock then subject to restrictions under the Section 162(m) Restricted Stock Agreement immediately upon a Termination of Employment at a cash price per share equal to the price paid by the Section 162(m) Restricted Stockholder for such Section 162(m) Restricted Stock or such other price as may be specified in the Section 162(m) Restricted Stock Agreement; provided, however, that provision may be made in the Section 162(m) Restricted
--------  -------
Stock Agreement in the Committee's discretion that no such right of repurchase shall exist in the event of a Termination of Employment without Cause, or following a Change in Control of the Company or because of the Section 162(m) Restricted Stockholder's retirement, death or disability, or otherwise.

Section 6.7A - Escrow
------------   ------

               The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Section 162(m) Restricted Stock until all of the restrictions imposed under the Section 162(m) Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed (or the Secretary shall establish book entry procedures sufficient to prevent unauthorized transfers of the Section 162(m) Restricted Stock).

Section 6.8A - Legend
------------   ------

               In order to enforce the restrictions imposed upon shares of
Section 162(m) Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all certificated shares of
Section 162(m) Restricted Stock that are still subject to restrictions under
Section 162(m) Restricted Stock Agreements, or stop transfer instructions with respect to book entry procedures, which legend, legends or instructions shall make appropriate reference to the conditions imposed hereby.


                                  ARTICLE VII

               PERFORMANCE AWARDS, DEFERRED STOCK, STOCK PAYMENTS
               --------------------------------------------------

Section 7.1 - Performance Awards
-----------   ------------------

              Any key Employee selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee, or may be based upon the appreciation in the market value, book value, net profits or other measure of the value of a specified number of shares of Common Stock over a fixed period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee.

Section 7.2 - Stock Payments
-----------   --------------

              Any key Employee selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Fair Market Value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

Section 7.3 - Deferred Stock
-----------   --------------

              Any key Employee selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Grantee of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.

Section 7.4 - Performance Award Agreement, Deferred Stock Agreement, Stock
-----------   ------------------------------------------------------------
Payment Agreement
-----------------

              Each Performance Award, Deferred Stock Award and/or Stock Payment shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

Section 7.5 - Term
-----------   ----

              The term of a Performance Award Agreement, Deferred Stock Award and/or Stock Payment shall be set by the Committee in its discretion.

Section 7.6 - Exercise Upon Termination of Employment
-----------   ---------------------------------------

              A Performance Award, Deferred Stock Award and/or Stock Payment is exercisable or payable only while the Grantee is an Employee; provided that the Committee may determine that the Performance Award, Deferred Stock Award and/or Stock Payment may be exercised or paid subsequent to Termination of Employment without Cause, or following a Change in Control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

Section 7.7 - Payment
-----------   -------

              Payment of the amount determined under Section 7.1 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Sections 5.3 and 5.5.

Section 7.8 - No Right to Continued Employment
-----------   --------------------------------

              Nothing in this Plan or in any agreement hereunder shall confer on any Grantee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.


                                 ARTICLE VII-A

                   SECTION 162(m) PERFORMANCE AWARDS, SECTION
              162(m) DEFERRED STOCK, SECTION 162(m) STOCK PAYMENTS
              ----------------------------------------------------

Section 7.1A - Section 162(m) Performance Awards
------------   ---------------------------------

               Any key Employee selected by the Committee may be granted one or more Section 162(m) Performance Awards. The right to a Section 162(m) Performance Award shall not vest unless one or more specified Performance Criteria established by the Committee shall have been achieved.

Section 7.2A - Section 162(m) Stock Payments
------------   -----------------------------

               Any key Employee selected by the Committee may be granted one or more Section 162(m) Stock Payments. The right to a Section 162(m) Stock Payment shall not vest unless one or more specified Performance Criteria established by the Committee shall have been achieved.

Section 7.3A - Section 162(m) Deferred Stock
------------   -----------------------------

               Any key Employee selected by the Committee may be granted an award of Section 162(m) Deferred Stock. An award of Section 162(m) Deferred Stock shall not vest unless one or more specified Performance Criteria established by the Committee shall have been achieved. Common Stock underlying a
Section 162(m) Deferred Stock award will not be issued until the Section 162(m) Deferred Stock award has vested. Unless otherwise provided by the Committee, a Grantee of Section 162(m) Deferred Stock shall have no rights as a Company stockholder with respect to such Section 162(m) Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.

Section 7.4A - Section 162(m) Performance Award Agreement, Section 162(m)
------------   ----------------------------------------------------------
Deferred Stock Agreement, Section 162(m) Stock Payment Agreement
----------------------------------------------------------------

               Each Section 162(m) Performance Award, Section 162(m) Deferred Stock Award and/or Section 162(m) Stock Payment shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

Section 7.5A - Term
------------   ----

               The term of a Section 162(m) Performance Award Agreement, Section 162(m) Deferred Stock Award and/or Section 162(m) Stock Payment shall be set by the Committee in its discretion.

Section 7.6A - Exercise Upon Termination of Employment
------------   ---------------------------------------

               A Section 162(m) Performance Award, Section 162(m) Deferred Stock Award and/or Section 162(m) Stock Payment is exercisable or payable only while the Grantee is an Employee; provided that the Committee may determine that the
Section 162(m) Performance Award, Section 162(m) Deferred Stock Award and/or
Section 162(m) Stock Payment may be exercised or paid following a Change in Control of the Company, or because of the Grantee's death or disability.

Section 7.7A - Payment
------------   -------

               Payment of the amount determined under Section 7.1A above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VII-A is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Sections 5.3 and 5.5.

Section 7.8A - No Right to Continued Employment
------------   --------------------------------

               Nothing in this Plan or in any agreement hereunder shall confer on any Grantee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.


                                  ARTICLE VIII

                                 ADMINISTRATION
                                 --------------

Section 8.1 - Duties and Powers of Committee
-----------   ------------------------------

              It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the agreements pursuant to which Options, awards of Restricted Stock, Deferred Stock, Section 162(m) Restricted Stock or Section 162(m) Deferred Stock, Performance Awards, Stock Payments,
Section 162(m) Performance Awards, or Section 162(m) Stock Payments are granted and awarded and to adopt such rules for the administration, interpretation and application of the Plan as are consistent herewith and to interpret, amend or revoke any such rules. Options, awards of Section 162(m) Restricted Stock,
Section 162(m) Deferred Stock, Section 162(m) Performance Awards and Section 162(m) Stock Payments are intended to qualify as performance-based compensation under Section 162(m) of the Code, and the Committee shall grant or award such Options, rights or other awards in a manner consistent with the rules governing performance-based compensation under Section 162(m) of the Code. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "incentive stock options" within the meaning of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

Section 8.2 - Majority Rule
-----------   -------------

              The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

Section 8.3 - Compensation; Professional Assistance; Good Faith Actions
-----------   ---------------------------------------------------------

              Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, Section 162(m) Restricted Stockholders, the Company and all other interested persons.
No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or the Options or other awards, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.


                                   ARTICLE IX

                                OTHER PROVISIONS
                                ----------------

Section 9.1 - Options and Other Rights Are Not Transferable
-----------   ---------------------------------------------

              Except as the Committee may otherwise provide, no Options, Restricted Stock Awards, Deferred Stock Awards, Performance Awards, Stock Payments, Section 162(m) Restricted Stock Awards, Section 162(m) Deferred Stock Awards, Section 162(m) Performance Awards, or Section 162(m) Stock Payments or interest under this Plan or part thereof shall be liable for the debts, contracts or engagements of any Optionee, Grantee, Restricted Stockholder,
Section 162(m) Restricted Stockholder or their respective successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 9.1 shall prevent transfers by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder.

Section 9.2 - Amendment, Suspension or Termination of the Plan; Modification of
-----------   -----------------------------------------------------------------
Options
-------

              The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided, however, that no such amendment or modification may (i) increase the maximum number of shares specified in Section 2.1(a) (except that adjustments authorized by Section 2.3 of the Plan shall not be limited by this provision) or (ii) change the Employees eligible to participate in the Plan. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of an Option, Restricted Stock, Section 162(m) Restricted Stock or award, alter or impair any rights or obligations under any such Option, Restricted Stock, Section 162(m) Restricted Stock or award. No

Option, Restricted Stock, Section 162(m) Restricted Stock or award may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the expiration of ten years from the date the Plan is approved by the Company's stockholders under
Section 9.3. An Option, Restricted Stock, Section 162(m) Restricted Stock or award shall be subject in all events to the condition that, if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of any of the Company's securities upon any securities exchange or under any law, regulation or other requirement of any governmental authority is necessary or desirable, or that any consent or approval from any governmental authority is necessary or desirable, then the Board may modify the terms of any Option, Restricted Stock, Section 162(m) Restricted Stock or other award granted under the Plan, without the consent of the Optionee, Grantee, Restricted Stockholder or Section 162(m) Restricted Stockholder in any manner which the Board deems necessary or desirable in order to improve the Company's ability to obtain such listing, registration, qualification, consent or approval.

Section 9.3 - Approval of Plan by Stockholders
-----------   --------------------------------

              The Plan shall become effective as of the date of Board approval (the "Effective Date"), subject to the approval of the Company's stockholders within 12 months after the Effective Date; provided, however, that
                                           --------  -------
notwithstanding anything herein or in any award agreement to the contrary, all
Section 162(m) Performance Awards, Section 162(m) Stock Payments, Section 162(m) Restricted Stock, and Section 162(m) Deferred Stock awarded prior to such stockholder approval shall be void if such approval has not been obtained at the end of said 12-month period.

Section 9.4 - Effect of Plan Upon Other Option and Compensation Plans
-----------   -------------------------------------------------------

              The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 9.5 - No Obligation to Register
-----------   -------------------------

              The Company shall not be deemed, by reason of the granting of any Option or any other award hereunder, to have any obligation to register the shares of Common Stock subject to such Option or award under the Securities Act or to maintain in effect any registration of such shares which may be made at any time under the Securities Act.

Section 9.6 - Tax Withholding
-----------   ---------------

              The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee, Grantee, Restricted Stockholder or Section 162(m) Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option, Restricted Stock, Deferred Stock, Performance Award, Stock Payment, Section 162(m) Restricted Stock, Section 162(m) Deferred Stock, Section 162(m) Performance Award, or Section 162(m) Stock Payment.

Section 9.7 - Loans
-----------   -----

              The Committee may permit, in its discretion, and subject to the Company's approval, the extension by the Company of one or more loans to key Employees in connection with the exercise or receipt of an Option, Performance Award, Stock Payment, Section 162(m) Performance Award, or Section 162(m) Stock Payment granted under this Plan, or the issuance of Restricted Stock, Deferred Stock, Section 162(m) Restricted Stock, or Section 162(m) Deferred Stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee, subject to the Company's approval.

Section 9.8 - Limitations Applicable to Section 16 Persons and Performance-Based
-----------   ------------------------------------------------------------------
Compensation
------------

              Notwithstanding any other provision of this Plan, any Option, Performance Award, Stock Payment, Section 162(m) Performance Award, or Section 162(m) Stock Payment granted, or Restricted Stock, Deferred Stock, Section 162(m) Restricted Stock, or Section 162(m) Deferred Stock awarded, to a key Employee who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under
Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule, and this Plan shall be deemed amended to the extent necessary to conform to such limitations. Furthermore, notwithstanding any other provision of this Plan, any Option, right or award intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

Section 9.9 - Compliance with Laws
-----------   --------------------

              This Plan, the granting and vesting of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Payments, Section 162(m) Restricted Stock awards, Section 162(m) Deferred Stock awards, Section 162(m) Performance

Awards, or Section 162(m) Stock Payments under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options, Performance Awards, Stock Payments, Section 162(m) Performance Awards, or Section 162(m) Stock Payments granted or Restricted Stock, Deferred Stock, Section 162(m) Restricted Stock, or Section 162(m) Deferred Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Payments, Section 162(m) Restricted Stock awards, Section 162(m) Deferred Stock awards, Section 162(m) Performance Awards, or Section 162(m) Stock Payments granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 9.10 - Transfer Restrictions
------------   ---------------------

               To the extent required for compliance of the Plan with any applicable provisions of Rule 16b-3, shares acquired upon exercise of any Option, award or right under this Plan may not be sold or otherwise transferred for at least six months (or such other period as provided in such Rule) after such acquisition.

Section 9.11 - Titles
------------   ------

               Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

Section 9.12 - Governing Law
------------   -------------

               The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

          I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Playboy Enterprises, Inc. on __________, 199_.

          Executed on this ____ day of ____________, 199_.



                                    -----------------------------
                                         Assistant Secretary



                                  *  *  *  *


          I hereby certify that the foregoing Plan was duly approved by the shareholders of Playboy Enterprises, Inc. on __________, 199_.

          Executed on this ____ day of ____________, 199_.



                                    -----------------------------
                                              Secretary